DIREXION FUNDS

Supplement dated July 31, 2024
to the Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Direxion Funds (the “Trust”)

Change in Distributor
At a meeting held on June 27, 2024, the Board of Trustees of the Trust approved a change in distributor of each series of the Trust (each, a “Fund” and together, the “Funds”) from Foreside Fund Services, LLC (“Foreside”) to ALPS Distributors, Inc. (“ALPS”).
Accordingly, effective September 9, 2024 (the “Effective Date”), the reference to Foreside in each Fund’s prospectus under the section titled “Other Service Providers” will be replaced with ALPS. In addition, the information with respect to Foreside on the back cover of each Fund’s prospectus will be deleted in its entirety and replaced with the following: ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
Additionally, as of the Effective Date, the first sentence of the paragraph under the section titled “Management of the Funds – Distributor” will be deleted in its entirety and replaced with the following:
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.
As of the Effective Date, all other references to Foreside contained in the Funds’ prospectuses and SAIs will be deleted in their entirety and replaced with references to ALPS.
For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your Prospectus and SAI.